Exhibit 10.1

EXECUTION VERSION
AMENDMENT NO. 1 TO
RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 23, 2019 (the “Amendment”), among PDC FUNDING COMPANY III, LLC, a Minnesota limited liability company (the “Seller”), PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation, as initial Servicer (the “Servicer”) and MUFG BANK, LTD. (“MUFG”), as a Financial Institution, as a Purchaser Agent and as Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, the Servicer, the Seller and MUFG have heretofore entered into that certain Receivables Purchase Agreement, dated as of July 24, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the Servicer, the Seller, the Financial Institutions, the Purchaser Agents and the Agent seek to modify the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the Servicer, the Seller, the Financial Institutions, the Purchaser Agents and the Agent agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Exhibit I of the Agreement.
2.    Amendment to the Agreement. The definition of “Scheduled Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting the date “July 23, 2019” where it appears therein and substituting the date “August 22, 2019”.
3.    Conditions to Effectiveness. This Amendment shall be effective as of the date hereof and upon satisfaction of the following conditions precedent:
(a)    Execution of the Amendment. The Agent shall have received executed counterparts of this Amendment, duly executed by each of the parties hereto.
(b)    Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties contained in the Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof.
(c)    No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event shall have occurred and be continuing.
4.    Certain Representations and Warranties. Each of the Servicer and the Seller represents and warrants to each other, the Financial Institutions, the Purchaser Agents and the Agent as follows:
(a)    Representations and Warranties. Both before and after giving effect to this Amendment and the transactions contemplated hereby, all of its respective representations and warranties contained in the Agreement and each other Transaction Document to which it is a party are true and correct as though made on and as of the date hereof.
(b)    Due Authorization, Validity, etc. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its corporate powers and have been duly authorized by

Exhibit 10.1

all necessary corporate action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Amortization Event. No Amortization Event or Potential Amortization Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
5.    Reference to and Effect on the Agreement and the Transaction Documents.
(a)    From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.
(b)    The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Agent, any Conduit, any Financial Institution or any Purchaser Agent under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.
6.    Costs and Expenses. The Seller shall reimburse the Agent, each Purchaser Agent and each Purchaser on demand for all costs and out-of-pocket expenses in connection with the preparation, negotiation, arrangement, execution, delivery, enforcement and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder or in connection herewith, including reasonable fees and out-of-pocket expenses of legal counsel for any Purchaser, any Purchaser Agent and/or Agent with respect thereto.
7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF.
8.    Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
9.    Integration. This Amendment, together with the Agreement, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
10.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment.
11.    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile, email or other electronic means shall be deemed to be an original.
12.    Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.
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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PATTERSON DENTAL SUPPLY, INC., as initial Servicer

By: /s/ Les B. Korsh
Name: Les B. Korsh
Title: Secretary

PDC FUNDING COMPANY III, LLC

By: /s/ Les B. Korsh
Name: Les B. Korsh
Title: Secretary

S-1    Amendment No. 1 to RPA

Exhibit 10.1

MUFG BANK, LTD., as a Financial Institution

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD., as a Purchaser Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD., as Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

S-2    Amendment No. 1 to RPA